Supplement dated February 2, 2009
To
Davis Value Portfolio
Davis Financial Portfolio
Davis Real Estate Portfolio
Statement of Additional Information
dated May 1, 2008
This filing supplements the disclosure in the section entitled “Directors and Officers” in the Statement of Additional Information listed above.
As of December 31, 2008 Jerry Geist retired and Andrew Davis resigned from Davis Variable Account Fund, Inc. board of directors. As of January 1, 2009 the board of directors for Davis Variable Account Fund, Inc. consisted of:

Jeremy Biggs, Chair	Marc Blum
Christopher Davis	John Gates
Thomas Gayner	G. Bernard Hamilton
Samuel Iapalucci	Robert Morgenthau
Christian Sonne	Marsha Williams
Andrew Davis continues to serves as a vice president of Davis Variable Account Fund, Inc.